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                                                                    EXHIBIT 99.5


CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     I, William H. Schafer, Senior Vice President and Chief Financial Officer of
Developers Diversified Realty Corporation (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Annual Report on Form 10-K of the Company for the period ended December 31, 2002 which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William H. Schafer
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William H. Schafer
Senior Vice President and Chief Financial Officer
March 11, 2003